UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2019

CNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	000-13396 (Commission File Number)	25-1450605 (I.R.S. Employer Identification No.)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described below in Item 5.07 of this Current Report on Form 8-K, on April 16, 2019, at the 2019 Annual Meeting of Shareholders (the “Annual Meeting”), the shareholders of CNB Corporation (the “Corporation”) approved the CNB Financial Corporation 2019 Omnibus Incentive Plan (the “2019 Plan”), which will replace the CNB Financial Corporation 2009 Stock Incentive Plan (the “2009 Stock Incentive Plan”). The Corporation’s Board of Directors (the “Board”) approved the 2019 Plan on February 12, 2019, subject to and effective upon approval by the shareholders at the Annual Meeting. The 2019 Plan became effective upon receipt of the requisite shareholder approval on April 16, 2019 (the “Effective Date”).

Term. Unless terminated sooner in accordance with the terms of the 2019 Plan or extended with shareholder approval, the 2019 Plan terminates automatically on the day before the tenth anniversary of the Effective Date, April 15, 2029.

Types of Awards. The 2019 Plan provides for the grant of options, SARs, restricted stock, RSUs, deferred stock units, unrestricted stock, dividend equivalent rights, other equity-based awards and cash bonus awards.

Eligibility. All of our employees and the employees of our “subsidiaries” and “affiliates” (as defined in the 2019 Plan) are eligible to receive awards under the 2019 Plan. In addition, our non-employee directors and consultants and advisors who perform services for us and our subsidiaries and affiliates may receive awards under the 2019 Plan, other than incentive stock options.

Shares Reserved for Issuance. The maximum number of shares of the Corporation’s common stock that may be issued under the 2019 Plan will be the sum of (i) 300,000 shares of our common stock, plus (ii) the number of shares of our common stock available for future awards under the 2009 Stock Incentive Plan as of the Effective Date (as of the Effective Date, there were 106,919 shares available for future awards), plus (iii) the number of shares of our common stock related to awards outstanding under the 2009 Stock Incentive Plan as of the Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of our common stock (as of the Effective Date, the number of shares related to awards outstanding under the 2009 Stock Incentive Plan consisted of 96,058). The maximum number of shares of our common stock available for issuance pursuant to incentive stock options granted under the 2019 Plan will be the same as the number of shares of our common stock reserved for issuance under the 2019 Plan.

A description of the material terms of the 2019 Plan is set forth in Proposal 5 contained in the Corporation’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2019. The above description of the certain terms of the 2019 Plan is qualified in all respects by the full text of the 2019 Plan, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation

As described below in Item 5.07 of this Current Report on Form 8-K, on April 16, 2019, at the Annual Meeting, the Corporation’s shareholders voted, among other things, to approve an amendment (the “Director Election Charter Amendment”) to the Corporation’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to specify the voting standard to be used in the election of directors to the Corporation’s Board of Directors (the “Board”). As a result of the approval of the Director Election Charter Amendment, our Articles of Incorporation will provide that directors are elected by a “majority of votes cast” in an uncontested election and a plurality of votes cast in a contested election. For purposes of the Director Election Charter Amendment, a “majority of votes cast” means that the number of shares voted “for” a director exceeds the number of votes cast “against” that director.

At the Annual Meeting, the Corporation’s shareholders also voted to approve an amendment to the Articles of Incorporation to authorize the issuance of uncertificated shares of any or all classes and series of the Corporation’s shares (the “Uncertificated Shares Charter Amendment”).

The foregoing descriptions of the Director Election Charter Amendment and the Uncertificated Shares Charter Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Amended and Restated Articles of Incorporation of the Corporation, which is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

The Director Election Charter Amendment and the Uncertificated Shares Charter Amendment became effective upon the filing and acceptance of the Second Amended and Restated Articles of Incorporation with the Pennsylvania Department of State on April 17, 2019.

Amendment to Bylaws

As described below in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Corporation’s shareholders also voted to approve an amendment to Section 3.03(a) of the Corporation’s Amended and Restated Bylaws (the “Bylaws”) to decrease the percentage of shareholders required to call a special meeting of the shareholders from 50% to 20% (the “Bylaws Amendment”). The Bylaws Amendment became effective automatically upon receipt of the requisite shareholder approval of the Bylaws Amendment at the Annual Meeting on April 16, 2019.

The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, which is attached to this report as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 16, 2019, the Corporation held its Annual Meeting at which the Corporation’s shareholders considered the following proposals: (i) to elect three Class 2 directors; (ii) to approve the Director Election Charter Amendment; (iii) to approve the Uncertificated Shares Charter Amendment; (iv) to approve the Bylaws Amendment; (v) to approve the adoption of the 2019 Plan; (vi) to vote on a non-binding advisory resolution on the Corporation’s compensation program for its named executive officers; and (vii) to ratify the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2019. The proposals are described in detail in the Corporation’s Definitive Proxy Statement for the Annual Meeting, which was filed with the SEC on March 13, 2019. The final results for the votes regarding each proposal are set forth below.

Election of Class 2 Directors

The following persons were duly elected as Class 2 directors:

	Richard L. Greslick, Jr.	Deborah Dick Pontzer	Nicholas N. Scott
For	8,991,591	8,882,803	9,229,155
Against	589,352	694,451	295,895
Abstentions	260,020	263,709	315,913
Broker Non-Votes	1,565,445	1,565,445	1,565,445

Director Election Charter Amendment

At the Annual Meeting, the Corporation’s shareholders voted to approve the Director Election Charter Amendment, as described above in Item 5.03 of this Current Report on Form 8-K. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,671,203	114,606	55,151	1,565,448

Uncertificated Shares Amendment

At the Annual Meeting, the Corporation’s shareholders voted to approve the Uncertificated Shares Amendment, as described above in Item 5.03 of this Current Report on Form 8-K. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,540,270	229,259	71,430	1,565,449

Bylaws Amendment

At the Annual Meeting, the Corporation’s shareholders voted to approve the Bylaws Amendment, as described above in Item 5.03 of this Current Report on Form 8-K. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,456,556	291,338	93,067	1,565,447

Vote to Approve the CNB Financial Corporation 2019 Omnibus Incentive Plan

At the Annual Meeting, the Corporation’s shareholders approved the 2019 Plan, as described above in Item 5.02 of this Current Report on Form 8-K. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,507,458	212,877	120,356	1,565,447

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Corporation’s shareholders approved, by non-binding advisory vote, the compensation paid to the Corporation’s named executive offices. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,400,582	290,518	149,859	1,565,449

Ratification of Crowe LLP as the Corporation’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Corporation’s shareholders ratified the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2019. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,066,983	280,734	58,691	—

The results reported above are final voting results.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Articles of Incorporation of CNB Financial Corporation

3.2	Second Amended and Restated Bylaws of CNB Financial Corporation

10.1	CNB Financial Corporation 2019 Omnibus Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION

Date: April 18, 2019	By:	/s/ Brian W. Wingard
Brian W. Wingard
Treasurer